SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2011

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	2727 Allen Parkway, Suite 1200 Houston, Texas	77019
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2011, Copano Energy, L.L.C. (“Copano”) issued a press release announcing its financial results for the second quarter of 2011.  On August 5, 2011 at 10 a.m. Eastern Time, Copano will hold a webcast conference call discussing those results. A copy of the earnings release is furnished as Exhibit 99.1 to this report. The webcast conference call will be accessible through the investor relations page of Copano’s website, www.copanoenergy.com, and will be archived for 90 days.

Exhibit 99.1 includes discussion of the non-generally accepted accounting principles, or non-GAAP, financial measures of segment gross margin, total segment gross margin, EBITDA, adjusted EBITDA and total distributable cash flow, and provides reconciliations of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with GAAP.  Non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net income, operating income, income from continuing operations, cash flows from operating activities or any other GAAP measure of liquidity or financial performance. Copano’s non-GAAP financial measures may not be comparable to similarly titled measures of other companies, which may not calculate their measures in the same manner.  Copano believes that investors and other market participants benefit from having access to the various financial and operating measures that its management uses in evaluating the company’s performance.

The information in this Item 2.02 and the exhibits attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless Copano expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

Item 8.01. Other Events.

On August 1, 2011, Copano/Operations, Inc. (“Copano/Operations”) provided CPNO Services, L.P. (“CPNO Services”), a wholly owned subsidiary of Copano Energy, L.L.C. (“Copano”), with notice of termination pursuant to the Administrative and Operating Services Agreement dated January 1, 2010 (the “Agreement”) under which CPNO Services and its affiliates provide Copano/Operations with access to shared personnel, facilities and equipment. Copano/Operations is controlled by Douglas L. Lawing, Copano's Executive Vice President, General Counsel and Secretary. Termination of the Agreement will be effective October 1, 2011.

Item 9.01. Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Earnings Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: August 4, 2011	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Executive Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Earnings Press Release